Exhibit 99.2

PBGM01 Study in Infantile GM1 GangliosidosisInterim Safety and Biomarker Results from Low Dose, Late Infantile Cohort of Ongoing Imagine-1 Clinical StudyDecember 17, 2021

Welcome & Agenda



Bruce Goldsmith, Ph.D.
Chief Executive Officer



Eliseo Salinas, M.D.
Chief R&D Officer



James M. Wilson, M.D., Ph.D.
Director, Gene Therapy Program,
University of Pennsylvania

Executive Summary, Overview of GM1 Gangliosidosis & Our Approach

Bruce Goldsmith

Imagine-1 Clinical Study Overview & Review of Cohort 1 Initial Safety and Biomarker Data

Eliseo Salinas

Closing Remarks

Bruce Goldsmith

Q&A

All

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3 Forward-Looking StatementThis presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including the timing of subsequent results from our Imagine-1 trial; our planned initiation of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; the expected impact of the COVID-19 pandemic on our operations; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, PBKR03 and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business,which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Passage Bio.

4 Executive Summary of Low Dose PBGM01Interim results from Cohort 1 in ongoing Imagine-1 clinical study IDMC recommends advancement to two planned cohorts which will be enrolled in parallel Well tolerated and positive safety profile with no serious AEs and no complications related to ICM injection No evidence of DRG toxicity based on nerve conduction studies Substantial increases in β-gal enzyme activity observed in both CSF and serum after ICM delivery Additional data to be presented at 18thAnnual WORLDSymposiumin February 2022

GM1 Gangliosidosis: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GLB1* gene mutations characterized by destruction of neurons in the brain and spinal cord.



RARE AND UNDERSERVED populations with incidence of up to **~1 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

Characterized by rapidly progressive neurological decline resulting in **reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia.**

Source: NIH, CHOP, *American Journal of Neuroradiology*

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6 GM1 Gangliosidosis Disease Continuum GM1 Gangliosidosis is a Continuum Disease SeverityResidual Enzyme Activity (Serum) Focus of Imagine-1 TrialNegligible to 5%~ 1–5%~ 3 –10% Type 1 (Early Infantile)•Onset <6 months•Hypotonia•Neurodegeneration•Developmental regression•Seizures•Skeletal dysplasia •Survival: <2 years without supportive careType 2a (Late Infantile)•Onset 6–24 months•Developmental plateau, followed by regression•Impaired ambulation•Impaired cognition•Seizures•Survival: 5 to 10 yearsType 2b (Juvenile)•Onset 2–5 years•Impaired ambulation•Dysarthria•Variable skeletal disease•Decreased cognition•Survival into 2nd decade Adapted from Regier DS, et al. 2016 GLB-1 Disorders, In Adam MP, et al. GeneReviews.Elevate β-gal activity to preserve neurological function and improve clinical outcomes

PBGM01 Supported by Compelling Preclinical Data

Dose response in β-gal activity and outcomes

GLB1$^{-/-}$ mouse model

- Dose-related histological correction, improvements in neurological function, and survival
- Dose-dependent increases in β-gal activity in brain, CSF, serum, and critical peripheral tissues
- Of the four doses evaluated, two were selected for clinical development
  - **1.3e10 GC (dose 2):**
    - Histological correction, improved neurological function, and increased survival
    - No impact on β-gal activity in serum; variable impact in CSF
  - **4.4e10 GC (dose 3):**
    - Histological correction, improved neurological function, and increased survival
    - Robust increases in β-gal activity in CSF and serum



CSF
CSF β-Galactosidase Activity (nmol/mL/h)
1000
100
10
1
Glb1 -/- Range
4.4e10 GC
1.3e10 GC
Vehicle
Glb1-/- (KO)
Glb1+/- (HET)



Serum
Serum β-Gal Activity (nmol/mL/h)
10000
1000
100
10
1
1
20
120
180
240
Day
Vehicle
1.3 e 10
4.40E+10

Clinical Dose Scaling

Pre-clinical Dose		Clinical Dose*
1.3e10 GC	→	3.3e10 GC/g (low dose)
4.4e10 GC	→	1.1e11 GC/g (high dose)

* Genome copies per gram estimated brain weight

7 Hinderer et. al, (2020) Hum Gene Ther. 31:1169–1177

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8 Ongoing Natural History Study•The University of Pennsylvania's Orphan Disease Center is conducting an ongoing natural history study (NHS) in patients with infantile and juvenile GM1•Baseline CSF and serum samples from an initial NHS patient cohort were analyzed for β-gal activity–CSF samples: 7 patients (4 infantile, 3 juvenile)–Serum samples: 9 patients (4 infantile, 5 juvenile)–Samples were analyzed using the same assays used for Imagine-1 Cohort 1 samplesInfantile and juvenile GM1 patients Range: 0.30 -1.81 nmol/mL/3hrRange: 2.25 -10 nmol/mL/3hr Serum β-gal ActivityNCT04041102: Natural History Study of Infantile and Juvenile GM1 Gangliosidosis (GM1) Patients CSF β-gal Activity 04 812nmol/mL/3hr 0 1 23nmol/mL/3hr

Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAVhu68
Immunosuppression	Low dose steroids 4 weeks then taper
Duration	Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Biomarkers	• β-gal activity (CSF & serum) • GM1 gangliosides (CSF) • Other exploratory biomarkers


Expansion Cohort
Late Infantile
n = 6
Expansion Cohort
Early Infantile
n = 6
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
IDMC review
60 days between subject enrollment

9 * Genome copies per gram estimated brain weight

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Key Study Inclusion Criteria

	Early Infantile (Type 1)	Late Infantile (Type 2a)
Age	4 – 24 months	6 – 36 months (12 – 36 months for Cohort 1)
Onset of Symptoms	Before 6 months Specific developmental milestones remaining	6 – 18 months Specific developmental milestones remaining
Disease Confirmation (Pre-screening)	Confirmed biallelic pathological GLB1 mutations AND β-galactosidase activity in DBS below lower limit of normal	

Note: neutralizing vector antibodies are not an exclusion criterion

DBS, dry blood spot

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Imagine-1 Study: Baseline Patient Characteristics

Cohort 1 (n=2): Low dose (3.3e10 GC/g)*, Late Infantile (Type 2a)

	Patient 1	Patient 2
Gender	Male	Male
Age at onset of symptoms (months)	14	12
Age at gene transfer (months)	15	31
DBS β-Gal activity[1] (nmol/ml/hr)	0.0	0.2
Pre-existing vector nAbs – CSF[2]	Negative	Negative
Pre-existing vector nAbs – Serum[2]	Positive	Negative
Clinical status at baseline	• Developmental delay, mostly on language domains • Developmental age: 11 months • Chronological age: 14 months	• Developmental delay in all domains • Developmental age: 7 months • Chronological age: 31 months
Dose	3.3e10 GC/g*	
GC administered	3.3e13 GC	3.6e13 GC
Dose administered[3]	3.3e12 GC/kg body weight	3.2e12 GC/kg body weight

DBS, dry blood spot; nAbs, neutralizing antibodies
* Genome copies per gram estimated brain weight
(1) Lower limit of normal (LLN): <5.0 nmol/ml/hr
(2) Assay threshold titer value of 5
(3) Dose values in GC/kg are calculated based on patient body weight

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12 Imagine-1 Study: Cohort 1 Safety & Tolerability No serious adverse events (SAEs) in either patient Reported adverse events (AEs) were mild-to-moderate; all moderate AEs resolved without intervention and were deemed not treatment related No complications related to ICM administration No changes in liver function in either patient No evidence of DRG toxicity in either patient, as measured by nerve conduction studiesPBGM01 was well tolerated and had a positive safety profile at interim analysis** Patient 1 follow-up: 8 months; Patient 2 follow-up: 2 months

13 Favorable Immunological Profile Observations following ICM administration of PBGM01: No neutralizing vector antibodies were measured in the CSF in either patient No antibodies against the transgene product developed in the CSF or serum in either patient No T-cell response was documented in either patient Moderate serum neutralizing vector antibodies developed as anticipated No other laboratory or clinical signs of an immunological response were detectedPatients treated with abbreviated course of low dose steroids

CSF β-Gal Activity Increased in Both Patients

Post treatment β-Gal activity above NHS patient values



β-Gal Activity, CSF (nmol/mL/3hr)
4
3
2
1
0
+2.7
+0.6
Patient 1
Patient 2
0
30
60
90
120
150
180
Time (Days)

(nmol/mL/3hr)	Baseline	D30	D180
Patient 1	1.28	1.97	1.91
Patient 2	0.71	3.39	

Summary

- Patient 1: enzyme activity was 1.5-fold over baseline at 1 month, maintained at 6 months
- Patient 2: enzyme activity was 4.8-fold over baseline at 1 month
- Baseline values consistent with values in NHS patients (Range 0.30 - 1.81 nmol/mL/3hr)*

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* Based on preliminary data from University of Pennsylvania's ODC NHS study (NCT04041102)

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15 Serum β-Gal Activity Increased in Both PatientsPost treatment β-Gal activity above NHS patient values (nmol/mL/3hr)Baseline(1)D30D90D180Patient 18.99.314.814.9Patient 28.911.0 •Patient 1: enzyme activity was 1.7-fold over baseline at 3 months, maintained at 6 months•Patient 2: enzyme activity was 1.2-fold over baseline at 1 month•Baseline values consistent with values in NHS patients (Range: 2.25 -10 nmol/mL/3hr)* Summary* Based on preliminary data from University of Pennsylvania’s ODC NHS study (NCT04041102)(1)Baseline reflects the average of two samples collected within 48-hours of dosing 024 6 8101214160306090120150180β - Gal Activity, Serum (nmol/mL/3hr) Time (Days) Patient 1 Patient 2+6.0+2.1

16 Initial CSF GM1 Ganglioside Levels for Cohort 1CSF GM1 Gangliosides Decreased in Patient with High β-Gal Expression 02040 60 801001201401600306090120150180nM*Time (Days) Patient 1 Patient 2 (nM)*BaselineD30D180Patient 1336261Patient 213774 •Patient 1: ~85% increase at 1 and 6 months•Patient 2: ~46% decrease at 1 month•NHS data is needed to provide further context•Longer follow up is needed Summary* Apparent concentration due to certified internal standard not available and/or internal standard not chemically identical withmeasured analyte+28-63

17 Key Takeaways from Interim Cohort 1 DataWell tolerated with demonstration of functional transgene expression at lowest dose •PBGM01 was well tolerated and had a positive safety profile–No complications related to ICM injection–No evidence of DRG toxicity SAFETY •Post treatment CSF and serum β-gal activity above NHS patient values–Increases in CSF and serum β-gal activity for Patient 1 were sustained at 6 months BIOMARKERS •Gains in developmental milestones reported in both patients CLINICAL STATUS

Program Anticipated Next Steps

Following positive IDMC recommendation, Cohorts 2 and 3 are currently recruiting patients in parallel

- Cohort 2: high dose, late infantile
- Cohort 3: low dose, early infantile

Continue to open additional trial sites in multiple countries

- 4 sites currently open, 6 additional planned

Plan to provide updated data from Cohort 1 and data from subsequent cohorts throughout 2022

Presentations during 18th Annual WORLD*Symposium* February 7-11th

- Presentations on trial design for both GM1 clinical study and Krabbe clinical study
- Late Breaker presentation
  - *Safety, biomarker and preliminary efficacy results following ICM administration of PBGM01 in children with late onset infantile GM1-gangliosidosis*

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Thank you to the patients, families, caregivers and investigators for their participation in this study.